                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event report):  April 27, 1998


           BANK OF AMERICA NATIONAL TRUST AND SAVINGS ASSOCIATION and
                              BANK OF AMERICA, FSB



              (EXACT NAME OF REGISTRANTS AS SPECIFIED IN CHARTER)


                                 United States



                 (STATE OF OTHER JURISDICTION OF INCORPORATION)

                                  333-3200-01



                            (COMMISSION FILE NUMBER)


                                   94-1687665
                                   91-0221850



                    (I.R.S. EMPLOYER IDENTIFICATION NUMBERS)

                             555 California Street

                            San Francisco, CA 94104


                                (415) 622-2220



                 (ADDRESS AND TELEPHONE NUMBER OF REGISTRANTS'

                          PRINCIPAL EXECUTIVE OFFICES)

Item 1.    CHANGES IN CONTROL OF REGISTRANT.

           Not applicable.

Item 2.    ACQUISITION OR DISPOSITION OF ASSETS.

           Not applicable.

Item 3.    BANKRUPTCY OR RECEIVERSHIP.

           Not applicable.

Item 4.    CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

           Not applicable.

Item 5.    OTHER EVENTS
           FILING OF REIMBURSEMENT AGREEMENT AND LETTER OF CREDIT.*


     On April 9, 1998 BankAmerica Corporation (the "Letter of Credit Provider") and The First National Bank of Chicago, as Trustee under the Pooling and Servicing Agreement dated as of June 1, 1996 by and among Bank of America, FSB, Bank of America National Trust and Savings Association and The First National Bank of Chicago, as Trustee (the "Pooling and Servicing Agreement") entered into a Letter of Credit and Reimbursement Agreement (the "Reimbursement Agreement") which is attached hereto as Exhibit 99.1.


          Under the Reimbursement Agreement, BankAmerica Corporation issued an irrevocable direct draw letter of credit (the "Letter of Credit") in the amount of $15,000,000.00 (as reduced and increased from time to time in accordance with the terms of the Letter of Credit) to the Trustee for the benefit of the holders from time to time of the Senior Certificates and the Class A-7 Certificates issued under the Pooling and Servicing Agreement. The Letter of Credit is attached hereto as Exhibit 99.2.

______________

* Capitalized terms used herein without definition shall have the meanings assigned to them in the Prospectus, dated June 4, 1996, of the Registrants relating to the Publicly Offered Certificates,

Item 6.  RESIGNATIONS OF REGISTRANT'S DIRECTORS.

         Not applicable.

Item 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS


          (a)  Not applicable.

          (b)  Not applicable.

          (c)  Exhibit Numbers:


          The following are filed herewith. The exhibit numbers correspond with
Item 601(b) of Regulation S-K.


     *1. Form of Underwriting Agreement (Filed with Registration Statement No. 333-3200 on April 4, 1996).

     *2. Plan of acquisition, reorganization, arrangement, liquidation or succession. (included in the Underwriting and Pooling and Servicing Agreements filed previously).

     *4.   Pooling and Servicing Agreement (Filed by Form 8-K on July 2, 1996).


     **16. Letter re change in certifying accountant.

     **17. Letter re director resignation.

     **20. Other documents or statements to security holders.


     *23. Consents of Experts and Counsel (Included in the opinions filed as Exhibits 5.1 and 8.1 to Registration Statement No. 333-3200 on April 4, 1996).

     *24. Powers of Attorney (Filed with Registration Statement No. 333-3200 on April 4, 1996).

     **27. Financial Data Schedule.

     99.1 Letter of Credit and Reimbursement Agreement dated as of April 9, 1998, between BankAmerica Corporation and the First National Bank of Chicago.

     99.2  Letter of Credit dated April 9, 1998.

*  Previously Filed.

**  Not Applicable.

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                              BANK OF AMERICA NATIONAL TRUST AND SAVINGS
                              ASSOCIATION



                              By:  /s/  Shaun M. Maguire
                                 --------------------------
                                        Shaun M. Maguire*


                                 Dated:  April 27, 1998.
                                         San Francisco, California



                              BANK OF AMERICA, FSB




                              By:  /s/  Shaun M. Maguire
                                 ---------------------------
                                        Shaun M. Maguire**


                                 Dated:  April 27, 1998.
                                         San Francisco, California



* Mr. Maguire is Senior Vice President of Bank of America National Trust and Savings Association.


**   Mr. Maguire is Assistant Treasurer of Bank of America, FSB.

                                 EXHIBIT INDEX


Exhibit Numbers
---------------
        *1.    Form of Underwriting Agreement (Filed with Registration
               Statement No. 333-3200 on April 4, 1996).

        *2. Plan of Acquisition, reorganization, arrangement, liquidation or succession. (included in the Underwriting and Pooling and Servicing Agreements filed previously)

        *4.    Pooling and Servicing Agreement (Filed by Form 8-K on July 2,
               1996).

      **16.    Letter re change in certifying accountant.

      **17.    Letter re director resignation.

      **20.    Other documents or statements to security holders.

       *23. Consents of Experts and Counsel (Included in the opinions filed as Exhibits 5.1 and 8.1 to Registration Statement No. 333-3200 on
               April 4, 1996).

       *24.    Powers of Attorney (Filed with Registration Statement No. 333-
               3200 on April 4, 1996).

      **27.    Financial Data Schedule.

       99.1    Letter of Credit and Reimbursement Agreement dated as of April 9,
               1998, between BankAmerica Corporation and The First National Bank of Chicago.

       99.2    Letter of Credit dated April 9, 1998.

               *      Previously Filed.

               **     Not Applicable.